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                                                                  EXHIBIT 2.B(1)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 1, 2002, on A I M Distributors, Inc. financial statements for the year ended December 31, 2001, included in this Amendment No. 5 to Form S-6 of the registration statement on Form N-8B-2 for A I M Summit Investors Plans II.



                                        /S/ ARTHUR ANDERSEN LLP



Houston, Texas
February 22, 2002